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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K(A)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) JANUARY 18, 2000


                               TRIMOL GROUP, INC.
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               (Exact name of registrant as specified in charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


        0-28144                                            13-3859706
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(Commission file number)                       (IRS employer identification no.)



        1285 AVENUE OF THE AMERICAS, 35TH FLOOR, NEW YORK, NEW YORK 10019
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                    (Address of principal executive offices)


Registrant's telephone number, including area code (212) 554-4394


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          (Former name or former address, if changed since last report)
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         This Current Report on Form 8-K(A) amends the Registrant's Current
Report on Form 8-K filed January 4, 2000.


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         Effective January 18, 2000, the Registrant engaged Paritz & Company (the "Auditors"), an independent accounting firm, as the principal accountant to audit the Registrant's financial statements. The Registrant believes such decision will strengthen the Registrant's financial reporting and accounting functions. Moreover, the Registrant believes that retaining Auditors who are based in the United States will facilitate more efficiency in the Registrant's SEC reporting process. The decision to change accountants was approved by the Board of Directors of the Registrant.


Item 7. EXHIBIT.


         Letter from KPMG Accountants, N.V. addressed to the Securities and Exchange Commission notifying the SEC of its termination as registrant's principal accountant, dated January 18, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     TRIMOL GROUP, INC.
                                                     (Registrant)


Dated: January 25, 2000                              By: /s/ TED SHAPIRO
                                                         -----------------------
                                                         Ted Shapiro
                                                         President and CEO


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